UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
February 18, 2015
Date of Report (Date of earliest event reported)

ALTRA INDUSTRIAL MOTION CORP. (Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201 Braintree, Massachusetts		02184
(Address of principal executive offices)		(Zip Code)

(781) 917-0600 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
Altra Industrial Motion Corp. (the "Company") filed a Current Report on Form 8-K on February 18, 2015 (the “Original 8-K”).  This Form 8-K/A (i) corrects the cover page of the Original 8-K to state the correct date of February 18, 2015 and (ii) corrects the Original 8-K to appropriately reference the filed Exhibits in Item 9.01.  The Company is filing this amended Current Report on Form 8-K/A solely for the purpose of correcting the date of report and correcting the reference to Item 9.01 in the Edgar submission Original 8-K.

Item 2.02	Results of Operations and Financial Condition
On February 18, 2015, Altra Industrial Motion Corp. (“the Company”) announced certain unaudited financial results for the fourth quarter and full year ended December 31, 2014. A copy of the announcement is attached hereto as Exhibit 99.1, which is incorporated by reference herein. On February 18, 2015, the Company will hold a conference call with investors to discuss unaudited fourth quarter and year end results. The chart presentation to be used during the call is attached hereto as Exhibit 99.2 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

99.1	Press release of Altra Industrial Motion Corp., dated February 18, 2015.

99.2	Charts to be used during the investor conference call on February 18, 2015.

EXHIBIT INDEX

99.1	Press release of Altra Industrial Motion Corp., dated February 18, 2015.

99.2	Charts to be used during the investor conference call on February 18, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

/s/ Carl R. Christenson
Name:	Carl R. Christenson
Title:	Chairman and Chief Executive Officer
Date: February 20, 2015